UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  May 10, 2007


                          NAPCO SECURITY SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


   Delaware                         0-10004                      11-2277818
---------------                  ------------                -------------------
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)

                 333 Bayview Avenue, Amityville, New York 11701
                    (Address of principal executive offices)


Registrant's telephone number, including area code  (631) 842-9400

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 10, 2007, the registrant issued a press release to report results for the nine months ended March 31, 2007. This press release is furnished as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibits attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

99.1    Press Release issued by Napco Security Systems, Inc. dated May 10, 2007.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                            NAPCO SECURITY SYSTEMS, INC.
                                            ------------------------------------
                                            (Registrant)


Date: May 10, 2007                          By: /s/ Kevin S. Buchel
                                            ---------------------------------
                                            Kevin S. Buchel
                                            Senior Vice President and
                                            Chief Financial Officer